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EXHIBIT 99.1

                            Regulation FD Disclosure

         On November 14, 2002, Simulations Plus, Inc. (the "Company" "we," us" or "our") filed our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002 (the "Report") with the Securities and Exchange Commission (the "Commission"). In connection with the filing of the Report, we have furnished the certifications set forth below to the Commission, to accompany the Report, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         I, Walter S. Woltosz, Chief Executive Officer of Simulations Plus, Inc. (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended August 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                Simulations Plus, Inc.

Dated: November 14, 2002                        By: /s/  Walt Woltosz
                                                    ----------------------------
                                                    Walter S. Woltosz
                                                    Chief Executive Officer

The foregoing certification is being furnished herewith solely to accompany the Report, pursuant to 18 U.S.C. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether filed prior to or after the furnishing of the foregoing certification, regardless of any general or specific incorporation language in any such filing.